SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

     This SETTLEMENT AGREEMENT AND GENERAL RELEASE (this "Agreement") is made and entered into September 1, 2004 (the "Effective Date") by and between San Diego Torrey Hills Capital, Inc., a California Corporation with each of its respective employees, agents, directors, officers, parent companies, subsidiaries, all current and former predecessors and successors in interest, affiliates, shareholders, and counsel, ("SDTH" or the "Company") on the one hand, and Entech Environmental Technologies, Inc., a Nevada Corporation, on behalf of itself, its successors, predecessors and subsidiaries ("EET"); on the other hand, which shall be collectively referred to herein as the "Parties."

I.   RECITALS
     --------

     A. WHEREAS, SDTH entered into a Loan Agreement with EET in the amount of Two Hundred Thousand Dollars ($200,000). The Loan Agreement also incorporated a schedule of EET's accounts receivables, a Promissory Note in the amount of Two Hundred Thousand Dollars ($200,000), an Accounts Receivable Security Agreement, a Personal Guarantee by Steve Rosenthal, a Deed of Trust, and a Consulting Agreement (collectively referred to as the "Loan Agreement"). The Loan Agreement is attached hereto as Exhibit "A".

     B. The Consulting Agreement between SDTH and EET provided that SDTH would render consulting services for Twenty Thousand Dollars ($20,000) a month, payable monthly, for a minimum of three months.

     C. WHEREAS, the Loan Agreement was secured by an Accounts Receivable Security Agreement for the accounts receivables of EET and by a Personal Guarantee from EET's then CEO, Steve Rosenthal.

     D.     WHEREAS,  EET represented that its accounts receivables as stated in
Schedule 1 of the Loan Agreement were fully collectible in the ordinary course of business in the aggregate face amounts.

     E. WHEREAS, on or before July 10, 2004, pursuant to the Loan Agreement and the Accounts Security Agreement, EET was to deliver notices to all creditors owing payments to EET instructing these creditors to make payments to SDTH until all payment obligations were fulfilled. EET delivered some notices but failed to deliver notices to all of the creditors listed in Schedule 1 of the Loan Agreement.

     F. WHEREAS, based on the representations by EET in the Loan Agreement and the Accounts Receivable Security Agreement, SDTH filed a UCC-1 to ensure a first priority in EET's current and future accounts receivables, SDTH's recorded UCC-1 is attached herewith as Exhibit "B".

     G. WHEREAS, the Loan Agreement provides for EET to pay 10% interest annually on the Two Hundred Thousand Dollar ($200,000) loan by SDTH on August 8, 2004. The Loan Agreement further provides for a late payment after August 8, 2004 in the amount of 20% annually plus a late charge of an additional 10% of the principal. The Loan Agreement also contains a provision for attorney's fees for the prevailing party.

     H. WHEREAS, on August 8, 2004, EET failed to make any payment under the Loan Agreement. EET is now in default of the Loan Agreement in the amount of Two Hundred Seventy-Seven Thousand Two Hundred Ninety-Three Dollars and Sixty-Nine Cents ($277,293.69).

     H. NOW THEREFORE, the parties hereto hereby resolve and finally compromise and settle all claims set forth in these Recitals.

II.   CONSIDERATION  AND  OTHER  TERMS
      --------------------------------

     A.     Payments  under  Loan Agreement: In exchange for SDTH's cancellation
            -------------------------------
of all amounts due and owing under only EET's obligations under the Loan Agreement, and any and all claims or potential claims that may exist between EET and SDTH with regards to only the Loan Agreement, SDTH agrees to accept consideration from EET valued at Seventy Thousand Dollars ($70,000), consisting of the following:

     1. Barron Partners LP, a New York limited partnership ("Barron"), will provide SDTH, via overnight delivery, with a check in the amount of Fifty-Five Thousand Dollars ($55,000) in good funds issued to Weintraub Dillon Client Trust Account on or before September 8, 2004.
     2. EET will provide SDTH with Five Hundred Thousand (500,000) Shares of its restricted stock in EET on or before November 8, 2004.

     B.     EET's  Representations  and  Warranties:  EET  hereby represents and
            ----------------------------------------
warrants to SDTH as of the Effective Date as follows:

     1.   Organization  and  Corporate  Authority:  EET  is  a  corporation duly
          ----------------------------------------
          organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including without limitation, the issuance of the restricted stock according to the terms and conditions hereof. This Agreement (and the corporate actions required to effectuate the terms and conditions set forth in this Agreement) have been (or upon execution and delivery will have been) duly executed and delivered by EET on or before November 8, 2004, have been effectively authorized by all necessary action, corporate or otherwise, and (assuming due execution and delivery by the other parties thereto) constitute (or upon execution and delivery by EET will constitute) legal, valid and binding obligations of EET, except as such enforceability may be limited by the Bankruptcy Exception.

     2    No  Conflict  or Violation: The execution, delivery and performance by
          ---------------------------
          EET of the shares and the consummation of the transactions contemplated hereby do not and will not: (i) violate or conflict with any provision of the charter documents or bylaws of EET; or (ii) violate any provision or requirement of any domestic or foreign, national, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Entity applicable to EET.

     3.   Validity  of  Stock:  The  shares,  when issued, sold and delivered in
          --------------------
          compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, except as expressly provided herein, and will not be subject to any preemptive rights, rights of first refusal or redemption rights, other than as provided herein and in the Articles of Incorporation of the EET

     4.   Accuracy  of  Information:  No  representation or warranty made by EET
          --------------------------
          contained in this Agreement contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not materially false or misleading.

     5.   Price Evaluation of Stock: The board of directors of EET is aware that
          --------------------------
          the stock in EET was trading at Thirty Cents ($0.30) per share as of August 26, 2004. The board of directors of EET is also aware that the trading of EET's shares on the OTC:BB was ceased on August 26, 2004 due to EET's failure to file its Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2004 with the U.S. Securities
          Exchange Commission in a timely manner. As of the date of this Agreement, the shares of EET are trading on the "pink sheets" with an approximate price of $.16 per share. The board of directors of EET acknowledges it is raising capital from Barron and/or other entities through issuance of a convertible note with a conversion rate of Three Cents ($.03) per share of common stock of EET.

     6.   Issuance  of  Restricted Securities: The board of directors of EET has
          ------------------------------------
          met all requirements in issuing unregistered restricted stock, including any and all necessary filings with any and all appropriate entities including but not limited to the Securities Exchange Commission and the California Department of Corporations, Securities Division.

     C.   Piggy-Back Registration Rights: If at any time from the Effective Date
          -------------------------------
through December 31, 2005 EET shall determine to prepare and file with the Securities Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933 the ("Act") of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then EET shall send to SDTH written notice of such determination and, if within fifteen (15) days after receipt of such notice, SDTH shall so request in writing, the Company shall include in such registration statement all or any part of such 500,000 shares issued to SDTH as SDTH requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to the consent of any selling stockholder(s) under such registration statement. EET understands and agrees that it shall be liable for the registration expenses incurred in connection with any registration, qualification or compliance with the offering.

     D.   Removal  of  UCC-1:  Upon  receipt  of the Fifty-Five Thousand Dollars
          -------------------
($55,000) and the Five Hundred Thousand Shares (500,000) of restricted stock in EET, SDTH will remove its UCC-1 by filing a UCC-3 attached herewith as Exhibit "C".

     E.   Interest:  Interest  shall  not  accrue  as  long  as  EET  is  not in
          --------
default under this Agreement. Should EET default under the terms of this Agreement, interest shall accrue from the Effective Date at a rate often percent (10%) per annum.

     F.   Further  Action:  EET  agrees  that  in  addition  to  the  remedy set
          ---------------
forth in Section II for any breach or default by EET of its obligations hereunder, SDTH shall be entitled to seek any and all other remedies (both legal and equitable) available under the Loan Agreement and applicable law.

     G.   Attorneys'  Fees  and  Costs.  Each  Party  shall  bear  his,  her  or
          ----------------------------
its attorneys' fees and costs incurred herein.

III  GENERAL  RELEASES
     -----------------

     A. Each Party, on behalf of himself, herself or itself and his, her or its successors, officers, directors, administrators, representatives, insurers, agents and assigns hereby releases and forever discharges the remaining Parties, their predecessors, successors, parents, subsidiaries, and affiliates and all present and former officers, directors, partners, principals, employees, attorneys, insurers, agents and their respective administrators, representatives, spouses, heirs, agents and assigns from any and all claims, and causes of action regarding the Loan Agreement only, whether currently known or unknown, foreseen or unseen, suspected or unsuspected. NOTWITHSTANDING ANY OTHER
                                                       -------------------------
LANGUAGE  SET  FORTH HEREIN, THIS AGREEMENT SHALL IN NOW WAY LIMIT OR COMPROMISE
--------------------------------------------------------------------------------
SDTH'S  CLAIMS  FOR  PAYMENT  AGAINST  THE  ROSENTHALS UNDER THE LOAN AGREEMENT.
--------------------------------------------------------------------------------

     B. It is understood and agreed that this Agreement shall constitute a release by the Parties as to the Loan Agreement only, against the others and shall be effective as a full and final accord and satisfaction, and as a bar to all actions, causes of action, costs, expenses, claims for sanctions, attorneys' fees, and damages, including claims now pending in any action, indemnity or contribution by any Party, or their counsel, or any other claims or liabilities whatsoever, whether or not now known, suspected, claimed or concealed that are related only to the Loan Agreement. It is the intention of all Parties to fully discharge and release the remaining Parties with respect to any and all matters, claims, causes of action, contracts or expenses arising from only the Loan Agreement. Each Party acknowledges that it is familiar with Section 1542 of the California Civil Code which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     C. The Parties expressly waive and relinquish any and all rights and benefits which it may have under, or which may be conferred upon him by the provisions of Section 1542 of the California Civil Code, as well as under any other similar state or federal statute or common law principle, to the fullest extent that they may lawfully waive such rights or benefits related to the Loan Agreement.

     D. In connection with their waiver and relinquishment set forth in the previous paragraphs, the Parties acknowledge that it is aware that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the Loan Agreement, but it is its intention to fully, finally and forever settle and release all of the disputes and differences known or unknown, suspected or unsuspected which do now exist, may exist in the future or have ever existed between the Parties regarding the Loan Agreement only. In furtherance of such intention, the Parties agree that this Agreement shall remain in effect as a MI and complete settlement.

     E. The Parties acknowledge that the foregoing waiver of California Civil Code Section 1542 was separately bargained for and is a key element of the Agreement.

     F. EET agrees that it will forever refrain and forbear from commencing, instituting, or prosecuting any lawsuit, proceeding or action against the other Parties, its predecessors, successors, parents, subsidiaries and/or affiliates, any of its present and former officers, directors, partners, principals, employees, attorneys, insurers and agents, its respective administrators, shareholders, representatives, agents and assigns with respect to any matter, cause or thing whatsoever arising out of the Loan Agreement, relating to, or existing, by reason of the transactions, events, occurrences, acts, omissions, or failures to act, related to the Loan Agreement that arose prior to the date of this Agreement.

     G. SDTH agrees that it will forever refrain and forbear from commencing, instituting, or prosecuting any lawsuit, proceeding or action against EET with respect to any matter arising out the Loan Agreement, based in whole or in part upon, relating to, or existing, by reason of the transactions, events, occurrences, acts, omissions, or failures to act, related to the Loan Agreement that arose prior to the date of this Agreement.

IV.  INDEMNIFICATION.
     ---------------

     A. EET agrees to hold harmless, defend, and indemnify SDTH against any and all claims, judgments, costs, awards, expenses (including reasonable attorneys' fees), and liabilities of every kind arising from any claim brought against SDTH in its capacity as creditor of EET.

     B. SDTH agrees to hold harmless, defend, and indemnify EET against any and all claims, judgments, costs, awards, expenses (including reasonable attorneys' fees), and liabilities of every kind arising from any claim brought against EET in its capacity under the Loan Agreement only.

V.   NO  ASSIGNMENT  OF  INTEREST
     ----------------------------

     The Parties hereto represent and warrant to each other Party that he, she or it has not encumbered, assigned or transferred or purported to encumber, assign or transfer, in whole or in part, to any person, firm or corporation whatsoever, any claim, debt, liability, demand, obligation, cost, expense, damage, action or cause of action herein released, settled or dismissed.

VI.  ENTIRE  AGREEMENT  AMD  BINDING  EFFECT
     ---------------------------------------

     A. This Agreement, and the attached exhibits, constitute the complete and entire written agreement of compromise, settlement and release between the Parties and constitutes the complete expression of the terms of the settlement. Al1 prior and contemporaneous agreements, representations, and negotiations with respect to the subject matter herein are superseded and merged herein.

     B. The terms of this Agreement can only be amended or modified by a writing, signed by duly authorized representatives of all Parties expressly stating that such modification or amendment is intended.

     C. This Agreement shall inure to the benefit of and shall be binding upon the PARTIES hereto and their respective heirs, executors, successors and assigns.

VI.  FUTURE  ACTIONS
     ---------------

     The Parties agree that, for their respective selves, heirs, executors, assigns, and successors, they will abide by this Agreement, which terms are meant to be contractual, and further agree that they will do such acts and prepare, execute and deliver such documents as may reasonably be required in order to carry out the purposes and intent of this Agreement.

VII.  GOVERNING  LAW  AND  JURISDICTION
      ---------------------------------

     This Agreement shall be construed and enforced according to the laws of the State of California. Any breach of this Agreement shall be resolved pursuant to the exclusive jurisdiction of San Diego County, California.

VII. WAIVER
     ------

     Waiver of any one breach of the provisions of this Agreement shall not be deemed a waiver of any other breach of any provision of this Agreement.

IX.  CONSTRUCTION  OF  AGREEMENT
     ---------------------------

     The Parties to this Agreement and their counsel have reviewed and revised this Agreement, and the normal rule of construction to the effect that any ambiguities in an agreement are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

X.   REPRESENTATION  AGREEMENT  REVIEWED  BY  INDEPENDENT  COUNSEL
     -------------------------------------------------------------

     The parties hereto represent and warrant to the other that they have had the opportunity to review this Agreement with independent counsel or have the requisite experience in which to understand the meaning of the terms set forth herein. SDTH specifically recommends that EET retain independent counsel to assist them in the drafting and review of the Agreement and attachments hereto.

XI.  SEVERANCE
     ---------

     If any portion or paragraph of this Agreement is declared by a court of competent jurisdiction to be illegal, void, voidable, invalid or unenforceable, that portion or paragraph shall be deemed to be severed and deleted from this Agreement, and the remainder of the Agreement will remain in full force and effect as if no invalid, or illegal or unenforceable portion had been part of this Agreement. Further, if a court of competent jurisdiction determines that any portion of this Agreement is illegal, void, voidable, invalid, or unenforceable as written, such court may interpret, construe, rewrite or revise such provision to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the Parties.

XII. VOLUNTARY  EXECUTION  AND  CAPACITY
     -----------------------------------

     A. Each Party acknowledges that no other Party, nor any agent nor any attorney of my other Party has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, or any other matter whatsoever to induce said Party to execute or authorize the execution of this Agreement. Each Party acknowledges that said
Party has not executed or authorized the execution of this instrument in reliance upon any such promise, representation or warranty not contained herein.

     B. Each of the Parties to this Agreement states that they have not relied upon nor are they relying upon any statements of any other Party to this Agreement and that no representations or warranties of any kind have been made to any other Party concerning any matter that has been resolved other than as are set forth in this Agreement. No Party is relying on any representations not set forth expressly in this Agreement. Each Party hereto is relying exclusively upon their own legal counsel and not on any statement or representation made by any other Party or counsel for any other Party.

     C. Each individual executing this Agreement directly and expressly warrants that he has been given and has received and accepted authority to so sign and execute the documents on behalf of the Party for whom it is indicated they have signed, and further has been expressly given and received and accepted authority to enter into a binding agreement on behalf of such Party with respect to the matters contained herein and as stated herein.

XIII. NO  ADMISSION  OF  LIABILITY
      ----------------------------

     By entering into this Agreement no Party is making any admission of liability, nor admitting the sufficiency of any other Party's allegations. Instead, the Parties have entered into this Agreement to compromise disputed claims and to avoid the further expense and burden of litigation. No Party admits liability, wrongdoing, or any sort of malfeasance.

XIV. COUNTERPARTS
     ------------

     This Agreement may be executed in counterparts and, if so executed, each counterpart shall have the full force and effect of an original. Further, a telecopied signature page by any signatory shall constitute an original for all purposes.

     IN WITNESS WHEREOF, the PARTIES hereto have voluntarily entered into this AGREEMENT as of the EFFECTIVE DATE.


                                  San Diego Torrey Hills Capital, Inc.


                                  /s/ Cliff Mastricola
                                  ----------------------------------------
                                  By:  Cliff Mastricola
                                  Its: Chief Environmental Technologies


                                  Entech Environmental Technologies


                                  /s/ Burr Northrop, President
                                  ----------------------------------------
                                  By: Burr Northrop
                                  Its:


APPROVED AS TO FORM:

                                  WEINTRAUB & DILLON


                                  By: /s/ Richard A. Weintraub
                                     -------------------------------------
                                     Richard A. Weintraub, Esq. Attorneys
                                     for San Diego Torrey Hills Captial, Inc.



                                  By: /s/ Norman T. Reynolds, Esq.
                                     -------------------------------------
                                     Norman T. Reynolds, Esq. Attorney for
                                     Entech Environmental Technologies

                                  EXHIBIT "A"
                      THE LOAN AGREEMENT DATED JULY 9, 2004

                                  EXHIBIT "B"
                        UCC-L RECORDED ON JULY 15, 2004

                                  EXHIBIT "C"
                                      UCC-3